2nd QUARTER 2022 SUPPLEMENTAL INFORMATION Retail Opportunity Investments Corp. 11250 El Camino Real, Suite 200 San Diego, CA 92130 www.roireit.net

Supplemental Disclosure Quarter Ended June 30, 2022 -2- Overview Our Company Retail Opportunity Investments Corp. (Nasdaq: ROIC), is a fully integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely populated, metropolitan markets across the West Coast. As of June 30, 2022, ROIC owned 92 shopping centers encompassing approximately 10.4 million square feet. ROIC is the largest publicly-traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt ratings from Moody's Investor Services, S&P Global Ratings and Fitch Ratings, Inc. Additional information is available at www.roireit.net. Supplemental Information The enclosed information should be read in conjunction with ROIC's filings with the Securities and Exchange Commission, including but not limited to, its Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles (“GAAP”). Non-GAAP Disclosures Funds from operations (“FFO”), is a widely-recognized non-GAAP financial measure for REITs that the Company believes when considered with financial statements presented in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to common stockholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring, sales of depreciable property and impairments, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company uses cash net operating income (“NOI”) internally to evaluate and compare the operating performance of the Company’s properties. The Company believes cash NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company’s properties as this measure is not affected by the non-cash revenue and expense recognition items, the cost of the Company’s funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the Company’s ownership of properties. The Company believes the exclusion of these items from operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company’s properties as well as trends in occupancy rates, rental rates and operating costs. Cash NOI is a measure of the operating performance of the Company’s properties but does not measure the Company’s performance as a whole and is therefore not a substitute for net income or operating income as computed in accordance with GAAP. The Company defines cash NOI as operating revenues (rental revenue and other income), less property and related expenses (property operating expenses and property taxes), adjusted for non-cash revenue and operating expense items such as straight-line rent and amortization of lease intangibles, debt-related expenses and other adjustments. Cash NOI also excludes general and administrative expenses, depreciation and amortization, acquisition transaction costs, other expense, interest expense, gains and losses from property acquisitions and dispositions and extraordinary items. Other REITs may use different methodologies for calculating cash NOI, and accordingly, the Company’s cash NOI may not be comparable to other REITs.

Table of Contents

Supplemental Disclosure
Quarter Ended June 30, 2022

	Page
Financial Data	
Balance Sheets	4
Income Statements	5
Funds From Operations	6
Summary of Debt Outstanding	7
Selected Financial Analysis	9
Property Acquisitions	10
Portfolio Data	
Property Portfolio	11
Same-Center Cash Net Operating Income Analysis	14
Top Ten Tenants	15
Lease Expiration Schedule	16
Leasing Summary	17
Same-Space Comparative Leasing Summary	18
Leased vs. Billed Summary	19
Investor Information	20

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ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure Quarter Ended June 30, 2022 -4- Balance Sheets (unaudited, dollars in thousands, except par values and share amounts) 06/30/22 12/31/21 ASSETS: Real Estate Investments: Land $ 934,687 $ 915,861 Building and improvements 2,419,177 2,350,294 3,353,864 3,266,155 Less: accumulated depreciation 546,043 510,836 2,807,821 2,755,319 Mortgage note receivable 4,831 4,875 Real Estate Investments, net 2,812,652 2,760,194 Cash and cash equivalents 5,632 13,218 Restricted cash 1,730 2,145 Tenant and other receivables, net 52,619 55,787 Acquired lease intangible assets, net 52,296 50,139 Prepaid expenses 1,950 5,337 Deferred charges, net 25,358 25,017 Other assets 16,473 17,007 TOTAL ASSETS $ 2,968,710 $ 2,928,844 LIABILITIES: Term loan $ 299,071 $ 298,889 Credit facility 46,000 — Senior Notes 946,035 945,231 Mortgage notes payable 61,339 85,354 Acquired lease intangible liabilities, net 141,577 136,608 Accounts payable and accrued expenses 38,632 48,598 Tenants’ security deposits 7,561 7,231 Other liabilities 40,271 40,580 TOTAL LIABILITIES 1,580,486 1,562,491 EQUITY: Common stock, $0.0001 par value, 500,000,000 shares authorized 12 12 Additional paid-in capital 1,604,495 1,577,837 Dividends in excess of earnings (307,039) (297,801) Accumulated other comprehensive loss (5) (3,154) Total Retail Opportunity Investments Corp. stockholders’ equity 1,297,463 1,276,894 Non-controlling interests 90,761 89,459 TOTAL EQUITY 1,388,224 1,366,353 TOTAL LIABILITIES AND EQUITY $ 2,968,710 $ 2,928,844 The Company's Form 10-Q for the quarter ended June 30, 2022, and Form 10-K for the year ended December 31, 2021 should be read in conjunction with the above information.

Supplemental Disclosure
Quarter Ended June 30, 2022

Income Statements

(unaudited, in thousands, except per share amounts)

	Three Months Ended 06/30/22	Three Months Ended 06/30/21	Six Months Ended 06/30/22	Six Months Ended 06/30/21
REVENUES:				
Rental revenue [1]	$ 77,218	$ 70,114	$ 152,255	$ 139,018
Other income	1,007	616	2,443	899
TOTAL REVENUES	78,225	70,730	154,698	139,917
OPERATING EXPENSES:				
Property operating	12,672	10,766	24,763	21,325
Property taxes	8,416	8,332	16,936	16,938
Depreciation and amortization	24,350	23,507	48,112	46,547
General and administrative expenses	5,702	5,232	10,942	9,607
Other expense	488	331	667	484
TOTAL OPERATING EXPENSES	51,628	48,168	101,420	94,901
Gain on sale of real estate	—	9,460	—	9,460
OPERATING INCOME	26,597	32,022	53,278	54,476
NON-OPERATING EXPENSES:				
Interest expense and other finance expenses	(14,283)	(14,337)	(28,498)	(28,817)
NET INCOME	12,314	17,685	24,780	25,659
NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	(807)	(1,201)	(1,632)	(1,760)
NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP.	$ 11,507	$ 16,484	$ 23,148	$ 23,899
NET INCOME PER COMMON SHARE - BASIC AND DILUTED	$ 0.09	$ 0.14	$ 0.19	$ 0.20
Weighted average common shares outstanding - basic	123,537	118,532	122,977	118,138
Weighted average common shares outstanding - diluted	132,581	127,467	132,042	127,191

[1] ***RENTAL REVENUE***	Three Months Ended 06/30/22	Three Months Ended 06/30/21	Six Months Ended 06/30/22	Six Months Ended 06/30/21
Base rents	$ 54,629	$ 50,641	$ 108,262	$ 101,548
Recoveries from tenants	18,641	16,862	37,165	34,187
Straight-line rent	915	294	1,366	312
Amortization of above- and below-market rent	3,254	2,214	6,311	4,446
Bad debt	(221)	103	(849)	(1,475)
TOTAL RENTAL REVENUE	$ 77,218	$ 70,114	$ 152,255	$ 139,018

The Company's Form 10-Q for the quarters ended June 30, 2022 and June 30, 2021 should be read in conjunction with the above information.

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ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure
Quarter Ended June 30, 2022

Funds From Operations

(unaudited, in thousands, except per share amounts)

	Three Months Ended 06/30/22	Three Months Ended 06/30/21	Six Months Ended 06/30/22	Six Months Ended 06/30/21
Funds from Operations (FFO) [(1)]:				
Net income attributable to ROIC common stockholders	$ 11,507	$ 16,484	$ 23,148	$ 23,899
Plus: Depreciation and amortization expense	24,350	23,507	48,112	46,547
Less: Gain on sale of real estate	—	(9,460)	—	(9,460)
FUNDS FROM OPERATIONS - BASIC	35,857	30,531	71,260	60,986
Net income attributable to non-controlling interests	807	1,201	1,632	1,760
FUNDS FROM OPERATIONS - DILUTED	$ 36,664	$ 31,732	$ 72,892	$ 62,746
FUNDS FROM OPERATIONS PER SHARE - BASIC	$ 0.29	$ 0.26	$ 0.58	$ 0.52
FUNDS FROM OPERATIONS PER SHARE - DILUTED	$ 0.28	$ 0.25	$ 0.55	$ 0.49
Weighted average common shares outstanding - basic	123,537	118,532	122,977	118,138
Weighted average common shares outstanding - diluted	132,581	127,467	132,042	127,191
Common dividends per share	$ 0.13	$ 0.11	$ 0.26	$ 0.22
FFO Payout Ratio	46.4 %	44.0 %	47.3 %	44.9 %
Additional Disclosures:				
Non Cash Expense (Income)				
Straight line rent	$ (915)	$ (294)	$ (1,366)	$ (312)
Above/below market rent amortization, net	(3,254)	(2,214)	(6,311)	(4,446)
Non-cash interest (income) expense	(14)	—	(28)	73
Deferred financing costs and mortgage premiums, net	670	594	1,213	1,185
Stock based compensation	3,028	3,233	5,600	5,296
Capital Expenditures				
Tenant improvements	$ 7,412	$ 7,129	$ 16,347	$ 10,464
Leasing commissions	461	600	900	956
Building improvements	168	147	202	279
Reimbursable property improvements	778	219	1,365	326
Pad and other development	2,610	4,783	6,488	7,334
Value enhancing tenant improvements	1,906	1,899	4,356	3,165

(1) Funds from operations ("FFO", is a widely-recognized non GAAP financial measure for REITs that ROIC believes, when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs. ROIC computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

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ROIC RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure
Quarter Ended June 30, 2022

Summary of Debt Outstanding

(unaudited, dollars in thousands)

		Outstanding Balance	Interest Rate	GAAP Interest Rate	Maturity Date		Percent of Total Indebtedness
Fixed Rate Debt							
Mortgage Debt:							
Fullerton Crossroads	$	26,000	4.73 %	3.82 %	4/6/2024		1.9 %
Diamond Hills Plaza		35,063	3.55 %	3.61 %	10/1/2025		2.6 %
Total Mortgage Debt		61,063	4.05 %	3.70 %	2.6 Years (WA)		4.5 %
Unsecured Senior Notes:							
Senior Notes Due 2023		250,000	5.00 %	5.21 %	12/15/2023		18.4 %
Senior Notes Due 2024		250,000	4.00 %	4.21 %	12/15/2024		18.4 %
Senior Notes Due 2026		200,000	3.95 %	3.95 %	9/22/2026		14.8 %
Senior Notes Due 2027		250,000	4.19 %	4.19 %	12/15/2027		18.4 %
Total Unsecured Senior Notes		950,000	4.30 %	4.41 %	3.4 Years (WA)		70.0 %
Term Loan:							
Interest rate swaps		100,000	3.59 %	3.59 %	8/31/2022		7.4 %
Interest rate swaps		200,000	2.74 %	2.74 %	8/31/2022		14.7 %
Total Term Loan		300,000	3.02 %	3.02 %			22.1 %
Total Fixed Rate Debt		**1,311,063**	**4.00 %**	**4.06 %**	**3.3 Years (WA)**		**96.6 %**
Variable Rate Debt							
Credit Facility		46,000	2.10 %	2.10 %	2/20/2024	(1)	3.40 %
Term Loan		300,000			1/20/2025		
Interest rate swaps - Term loan		(300,000)					
Total Variable Rate Debt		**46,000**	**2.10 %**	**2.10 %**	**2.4 Years (WA)**		**3.40 %**
TOTAL PRINCIPAL DEBT	**$**	**1,357,063**	**3.93 %**	**4.00 %**	**3.1 Years (WA)**		**100.0 %**
Net unamortized premiums on mortgages		396					
Net unamortized discounts on notes		(1,751)					
Net unamortized deferred financing charges (2)		(3,263)					
Total Debt	**$**	**1,352,445**					

(1) Does not include extension options available to ROIC.

(2) Net unamortized deferred financing charges for the Term Loan, Senior Notes and Mortgages.

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ROIC RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure Quarter Ended June 30, 2022 -8- Summary of Debt Outstanding, continued (unaudited, dollars in thousands) Summary of Principal Maturities Mortgage Principal Mortgage Principal Senior Total Principal Percentage of Year Payments due at Maturity Credit Facility (1) Term Loan Unsecured Notes Payments Debt Maturing 2022 $ 332 $ — $ — $ — $ — $ 332 0.1% 2023 686 — — — 250,000 250,686 18.4% 2024 708 26,000 46,000 — 250,000 322,708 23.8% 2025 550 32,787 — 300,000 — 333,337 24.5% 2026 — — — — 200,000 200,000 14.8% 2027 — — — — 250,000 250,000 18.4 % Thereafter — — — — — — — % $ 2,276 $ 58,787 $ 46,000 $ 300,000 $ 950,000 $ 1,357,063 100.0 % Summary of Unencumbered/Encumbered Properties Number of Percentage Properties GLA of GLA Unencumbered properties 90 10,087,063 96.6 % Encumbered properties 2 359,404 3.4% 92 10,446,467 100.0 % Summary of Unsecured Debt/Secured Debt Percentage of Total Amount Principal Debt Unsecured principal debt $ 1,296,000 95.5 % Secured principal debt 61,063 4.5 % Total Principal Debt $ 1,357,063 100.0% (1) Does not include extension options available to ROIC.

Selected Financial Analysis

Supplemental Disclosure
Quarter Ended June 30, 2022

(unaudited, in thousands, except per share amounts)

	06/30/22	03/31/22	12/31/21	09/30/21	06/30/21
Debt coverage ratios, three months ending:					
Interest coverage ratio (EBITDA/interest expense)	3.6x	3.6x	3.3x	3.3x	3.2x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	3.5x	3.5x	3.2x	3.3x	3.2x
Net principal debt (Total principal debt less cash & equivalents)/Annualized EBITDA	6.7x	6.4x	7.0x	6.6x	6.9x
Net principal debt (Total principal debt less cash & equivalents)/TTM EBITDA	6.9x	6.8x	7.1x	6.6x	6.8x
Debt/book value ratios, at period end:					
Total principal debt/total book assets	45.7%	45.2%	45.6%	46.1%	46.7%
Total principal debt/undepreciated book value	38.6%	38.3%	38.8%	39.4%	39.9%
Secured principal debt/undepreciated book value	1.7%	1.8%	2.5%	2.5%	2.5%
Market capitalization calculations, at period end:					
Common shares outstanding	123,613	123,002	121,926	120,664	120,041
Operating partnership units (OP units) outstanding	8,647	8,694	8,542	8,542	8,542
Common stock price per share	$ 15.78	$ 19.39	$ 19.60	$ 17.42	$ 17.66
Total equity market capitalization	$ 2,087,066	$ 2,553,590	$ 2,557,170	$ 2,250,772	$ 2,270,784
Total principal debt	1,357,063	1,321,225	1,334,864	1,335,127	1,335,279
TOTAL MARKET CAPITALIZATION	$ 3,444,129	$ 3,874,815	$ 3,892,034	$ 3,585,899	$ 3,606,063
Unsecured Senior Notes Financial Covenants: (1)					
Total debt to total assets not to exceed 60%	40.6%	40.4%	40.9%	41.5%	42.2%
Total secured debt to total assets not to exceed 40%	1.8%	1.9%	2.6%	2.6%	2.7%
Total unencumbered assets to total unsecured debt not to be less than 150%	248.3%	250.1%	246.1%	242.4%	238.7%
Consolidated income available for debt service to interest expense not to be less than 1.5:1	3.4x	3.3x	3.2x	3.3x	3.2x

(1) Calculated in accordance with GAAP pursuant to underlying bond indentures.

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ROIC RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure Quarter Ended June 30, 2022 -10- Property Acquisitions (dollars in thousands) Acquisitions Date Owned Shopping Centers Location Acquired Purchase Amount GLA 2Q 2022 Powell Valley Junction Gresham, OR 04/01/22 $ 17,595 108,639 Olympia Square North Olympia, WA 04/01/22 18,355 89,884 Village Oaks Shopping Center Martinez, CA 05/17/22 24,000 79,875 $ 59,950 278,398 Total 2022 Acquisitions $ 59,950 278,398

Supplemental Disclosure
Quarter Ended June 30, 2022

Property Portfolio

(dollars in thousands)

Metro Area		City	State	Date Acquired	Owned GLA	% Leased		ABR (1)	Major Tenants
Los Angeles metro area									
Paramount Plaza	*	Paramount	CA	12/22/09	95,062	100.0 %	$	2,009	Grocery Outlet Supermarket, 99¢ Only Stores, Rite Aid Pharmacy
Claremont Promenade	*	Claremont	CA	09/23/10	92,215	96.2 %		2,485	Super King Supermarket
Gateway Village	*	Chino Hills	CA	12/17/10	96,959	98.5 %		3,035	Sprouts Market
Seabridge Marketplace	*	Oxnard	CA	05/31/12	98,348	97.4 %		2,047	Safeway (Vons) Supermarket
Glendora Shopping Center	*	Glendora	CA	08/01/12	106,535	95.9 %		1,445	Albertsons Supermarket
Redondo Beach Plaza	*	Redondo Beach	CA	12/28/12	110,509	100.0 %		2,378	Safeway (Vons) Supermarket, Petco
Diamond Bar Town Center	*	Diamond Bar	CA	02/01/13	100,342	98.1 %		2,387	Walmart Neighborhood Market, Crunch Fitness
Diamond Hills Plaza	*	Diamond Bar	CA	04/22/13	139,505	97.5 %		4,051	H-Mart Supermarket, Planet Fitness
Plaza de la Cañada	*	La Cañada Flintridge	CA	12/13/13	100,425	97.3 %		2,634	Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy
Fallbrook Shopping Center	*	Los Angeles	CA	06/13/14	755,299	99.2 %		13,575	Sprouts Market, Trader Joes, Kroger (Ralph's) Supermarket(2), TJ Maxx
Moorpark Town Center	*	Moorpark	CA	12/03/14	133,547	91.6 %		2,015	Kroger (Ralph's) Supermarket, CVS Pharmacy
Ontario Plaza	*	Ontario	CA	01/06/15	150,149	97.2 %		2,418	El Super Supermarket, Rite Aid Pharmacy
Park Oaks Shopping Center	*	Thousand Oaks	CA	01/06/15	110,092	91.3 %		2,601	Safeway (Vons) Supermarket, Dollar Tree
Warner Plaza	*	Woodland Hills	CA	12/31/15	110,918	93.0 %		4,317	Sprouts Market, Kroger (Ralph's) Supermarket (2), Rite Aid Pharmacy (2)
Magnolia Shopping Center	*	Santa Barbara	CA	03/10/16	116,089	84.5 %		2,095	Kroger (Ralph's) Supermarket
Casitas Plaza Shopping Center	*	Carpinteria	CA	03/10/16	105,118	99.2 %		1,933	Albertsons Supermarket, CVS Pharmacy
Bouquet Center	*	Santa Clarita	CA	04/28/16	148,903	98.3 %		3,764	Safeway (Vons) Supermarket, CVS Pharmacy, Ross Dress For Less
North Ranch Shopping Center	*	Westlake Village	CA	06/01/16	146,444	91.5 %		4,607	Kroger (Ralph's) Supermarket, Trader Joe's, Rite Aid Pharmacy, Petco
The Knolls	*	Long Beach	CA	10/03/16	52,021	96.2 %		1,382	Trader Joe's, Pet Food Express
The Terraces	*	Rancho Palos Verdes	CA	03/17/17	172,922	93.8 %		3,625	Trader Joe's, Marshall's, LA Fitness
Los Angeles metro area total					**2,941,402**	**96.4 %**	**$**	**64,803**	
Seattle metro area									
Meridian Valley Plaza	*	Kent	WA	02/01/10	51,597	100.0 %	$	892	Kroger (QFC) Supermarket
The Market at Lake Stevens	*	Lake Stevens	WA	03/11/10	74,130	100.0 %		1,683	Albertsons (Haggen) Supermarket
Canyon Park Shopping Center	*	Bothell	WA	07/29/11	123,592	99.1 %		2,600	PCC Community Markets, Rite Aid Pharmacy, Petco
Hawks Prairie Shopping Center	*	Lacey	WA	09/09/11	157,529	100.0 %		1,988	Safeway Supermarket, Dollar Tree, Big Lots
The Kress Building	*	Seattle	WA	09/30/11	74,616	73.5 %		1,437	IGA Supermarket, TJMaxx
Gateway Shopping Center	*	Marysville	WA	02/16/12	104,298	100.0 %		2,654	WinCo Foods (2), Rite Aid Pharmacy, Ross Dress For Less
Aurora Square	*	Shoreline	WA	2012/2014	108,558	100.0 %		2,014	Central Supermarket, Marshall's
Canyon Crossing	*	Puyallup	WA	04/15/13	120,398	98.2 %		2,866	Safeway Supermarket
Crossroads Shopping Center	*	Bellevue	WA	2010/2013	473,131	99.6 %		12,347	Kroger (QFC) Supermarket, Bed Bath & Beyond, Dick's Sporting Goods
Bellevue Marketplace	*	Bellevue	WA	12/10/15	113,758	100.0 %		3,458	Asian Family Market
Four Corner Square	*	Maple Valley	WA	12/21/15	119,531	100.0 %		2,664	Grocery Outlet Supermarket, Walgreens, Johnsons Home & Garden
Bridle Trails Shopping Center	*	Kirkland	WA	10/17/16	110,257	100.0 %		2,444	Grocery Outlet Supermarket, Rite Aid (Bartell) Pharmacy, Dollar Tree
PCC Community Markets Plaza	*	Edmonds	WA	01/25/17	34,459	100.0 %		690	PCC Community Markets
Highland Hill Shopping Center	*	Tacoma	WA	05/09/17	163,926	96.0 %		2,935	WinCo Foods, LA Fitness, Dollar Tree, Petco
North Lynnwood Shopping Center	*	Lynnwood	WA	10/19/17	63,606	97.6 %		1,097	Grocery Outlet Supermarket, Dollar Tree
Stadium Center	*	Tacoma	WA	02/23/18	48,888	100.0 %		1,094	Thriftway Supermarket
Summerwalk Village	*	Lacey	WA	12/13/19	60,343	100.0 %		935	Walmart Neighborhood Market
South Point Plaza		Everett	WA	11/10/21	189,960	96.4 %		2,215	Grocery Outlet Supermarket, Rite Aid Pharmacy, Hobby Lobby, Pep Boys
Olympia West Center		Olympia	WA	12/06/21	69,212	100.0 %		1,539	Trader Joe's, Petco
Olympia Square North		Olympia	WA	04/01/22	89,884	100.0 %		871	Albertsons, Crunch Fitness
Seattle metro area total					**2,351,673**	**98.3 %**	**$**	**48,423**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.
(2) These retailers are not tenants of ROIC.
* Denotes properties in same center pool for 2Q 2022.

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Supplemental Disclosure
Quarter Ended June 30, 2022

Property Portfolio, continued

(dollars in thousands)

Metro Area		City	State	Date Acquired	Owned GLA	% Leased		ABR [1]	Major Tenants
Portland metro area									
Happy Valley Town Center	*	Happy Valley	OR	07/14/10	138,397	100.0 %	$	3,920	New Seasons Market
Wilsonville Old Town Square	*	Wilsonville	OR	2010/2012	49,937	100.0 %		1,934	Kroger (Fred Meyer) Supermarket [2]
Cascade Summit Town Square	*	West Linn	OR	08/20/10	94,934	100.0 %		2,047	Safeway Supermarket, U.S. Postal Service
Heritage Market Center	*	Vancouver	WA	09/23/10	108,054	100.0 %		1,973	Safeway Supermarket, Dollar Tree
Division Crossing	*	Portland	OR	12/22/10	103,561	100.0 %		1,330	Rite Aid Pharmacy, Ross Dress For Less, Ace Hardware
Halsey Crossing	*	Gresham	OR	12/22/10	99,428	100.0 %		1,485	24 Hour Fitness, Dollar Tree
Hillsboro Market Center	*	Hillsboro	OR	11/23/11	156,021	100.0 %		2,698	Albertsons Supermarket, Dollar Tree, Ace Hardware
Robinwood Shopping Center	*	West Linn	OR	08/23/13	70,831	100.0 %		1,147	Walmart Neighborhood Market
Tigard Marketplace	*	Tigard	OR	02/18/14	136,889	100.0 %		2,268	H-Mart Supermarket, Bi-Mart
Wilsonville Town Center	*	Wilsonville	OR	12/11/14	167,829	99.1 %		3,017	Safeway Supermarket, Rite Aid Pharmacy, Dollar Tree
Tigard Promenade	*	Tigard	OR	07/28/15	88,043	97.7 %		1,496	Safeway Supermarket
Sunnyside Village Square	*	Happy Valley	OR	07/28/15	92,278	100.0 %		1,674	Grocery Outlet Supermarket, Snap Fitness, Ace Hardware
Johnson Creek Center	*	Happy Valley	OR	11/09/15	108,588	100.0 %		2,323	Trader Joe's, Walgreens, Sportsman's Warehouse
Rose City Center	*	Portland	OR	09/15/16	60,680	100.0 %		833	Safeway Supermarket
Division Center	*	Portland	OR	04/05/17	118,122	100.0 %		2,115	Grocery Outlet Supermarket, Rite Aid Pharmacy, Petco
Riverstone Marketplace	*	Vancouver	WA	10/11/17	95,774	100.0 %		2,301	Kroger (QFC) Supermarket
King City Plaza	*	King City	OR	05/18/18	62,676	95.1 %		984	Grocery Outlet Supermarket
Powell Valley Junction		Gresham	OR	04/01/22	108,639	99.0 %		1,199	Walmart Neighborhood Market
Portland metro area total					**1,860,681**	**99.6 %**	**$**	**34,744**	
San Francisco metro area									
Pleasant Hill Marketplace	*	Pleasant Hill	CA	04/08/10	69,715	100.0 %	$	1,524	Total Wine and More, Buy Buy Baby, Basset Furniture
Pinole Vista Shopping Center	*	Pinole	CA	01/06/11	140,962	97.1 %		3,131	Save Mart (Lucky California) Supermarket, Planet Fitness
Country Club Gate Center	*	Pacific Grove	CA	07/08/11	109,331	97.1 %		2,321	Save Mart (Lucky California) Supermarket, Rite Aid Pharmacy
Marlin Cove Shopping Center	*	Foster City	CA	05/04/12	73,943	99.6 %		2,616	99 Ranch Market
The Village at Novato	*	Novato	CA	07/24/12	20,081	100.0 %		600	Trader Joe's, Pharmaca Pharmacy
Santa Teresa Village	*	San Jose	CA	11/08/12	131,263	98.9 %		3,299	Grocery Outlet Supermarket, Dollar Tree, MedVet Silicon Valley
Granada Shopping Center	*	Livermore	CA	06/27/13	71,525	100.0 %		1,525	Save Mart (Lucky California) Supermarket
Country Club Village	*	San Ramon	CA	11/26/13	111,093	96.5 %		2,191	Walmart Neighborhood Market, CVS Pharmacy
North Park Plaza	*	San Jose	CA	04/30/14	76,697	95.3 %		2,547	H-Mart Supermarket
Winston Manor	*	South San Francisco	CA	01/07/15	49,852	91.0 %		1,674	Grocery Outlet Supermarket
Jackson Square	*	Hayward	CA	07/01/15	114,220	100.0 %		2,406	Safeway Supermarket, CVS Pharmacy, 24 Hour Fitness
Gateway Centre	*	San Ramon	CA	09/01/15	112,553	92.4 %		2,497	Save Mart (Lucky California) Supermarket, Walgreens
Iron Horse Plaza	*	Danville	CA	12/04/15	61,915	100.0 %		2,372	Lunardi's Market
Monterey Center	*	Monterey	CA	07/14/16	25,626	100.0 %		1,088	Trader Joe's, Pharmaca Pharmacy
Santa Rosa Southside Shopping Center	*	Santa Rosa	CA	03/24/17	88,606	100.0 %		1,837	REI, Cost Plus World Market, DSW
Monta Loma Plaza	*	Mountain View	CA	09/19/17	49,694	100.0 %		1,610	Safeway Supermarket
Canyon Creek Plaza		San Jose	CA	09/01/21	64,662	96.4 %		2,084	New Seasons Market
Village Oaks Shopping Center		Martinez	CA	05/17/22	79,875	97.9 %		1,412	Save Mart (Lucky California) Supermarket, Rite Aid Pharmacy [2]
San Francisco metro area total					**1,451,613**	**97.7 %**	**$**	**36,734**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.
(2) These retailers are not tenants of ROIC.
* Denotes properties in same center pool for 2Q 2022.

-12-

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure
Quarter Ended June 30, 2022

Property Portfolio, continued

(dollars in thousands)

Metro Area		City	State	Date Acquired	Owned GLA	% Leased		ABR [1]	Major Tenants
Orange County metro area									
Santa Ana Downtown Plaza	*	Santa Ana	CA	01/26/10	105,536	97.1 %	$	2,336	Kroger (Food 4 Less) Supermarket, Marshall's
Sycamore Creek	*	Corona	CA	09/30/10	74,198	98.2 %		1,904	Safeway (Vons) Supermarket, CVS Pharmacy [2]
Desert Springs Marketplace	*	Palm Desert	CA	02/17/11	113,718	91.9 %		2,712	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Cypress Center West	*	Cypress	CA	12/04/12	112,080	100.0 %		2,229	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Harbor Place Center	*	Garden Grove	CA	12/28/12	122,636	97.9 %		1,915	AA Supermarket, Ross Dress For Less, AutoZone Mega Hub
5 Points Plaza	*	Huntington Beach	CA	09/27/13	160,536	88.9 %		4,294	Trader Joe's
Peninsula Marketplace	*	Huntington Beach	CA	10/15/13	95,416	99.0 %		2,496	Kroger (Ralph's) Supermarket, Planet Fitness
Fullerton Crossroads	*	Fullerton	CA	10/11/17	219,899	100.0 %		3,663	Kroger (Ralph's) Supermarket, Kohl's, Jo-Ann Fabrics and Crafts
The Village at Nellie Gail Ranch	*	Laguna Hills	CA	11/30/17	89,041	94.5 %		2,945	Smart & Final Extra Supermarket
Orange Country metro area total					**1,093,060**	**96.3 %**	**$**	**24,494**	
San Diego metro area									
Marketplace Del Rio	*	Oceanside	CA	01/03/11	183,787	95.9 %	$	3,507	Stater Brothers Supermarket, Walgreens, Planet Fitness
Renaissance Towne Centre	*	San Diego	CA	08/03/11	52,866	94.5 %		2,594	CVS Pharmacy
Bay Plaza	*	San Diego	CA	10/05/12	73,324	98.0 %		2,163	Seafood City Supermarket
Bernardo Heights Plaza	*	Rancho Bernardo	CA	02/06/13	37,729	100.0 %		969	Sprouts Market
Hawthorne Crossings	*	San Diego	CA	06/27/13	141,288	100.0 %		3,540	Mitsuwa Supermarket, Ross Dress For Less, Staples
Creekside Plaza	*	Poway	CA	02/28/14	133,914	92.2 %		3,131	Stater Brothers Supermarket, AMC Theatres
Palomar Village		Temecula	CA	10/12/21	125,130	95.9 %		2,033	Albertsons Supermarket, CVS Pharmacy
San Diego metro area total					**748,038**	**96.3 %**	**$**	**17,937**	

Metro Area Summary	Number of Centers	Owned GLA	% Leased		ABR [1]
Los Angeles	20	2,941,402	96.4 %	$	64,803
Seattle	20	2,351,673	98.3 %		48,423
Portland	18	1,860,681	99.6 %		34,744
San Francisco	18	1,451,613	97.7 %		36,734
Orange County	9	1,093,060	96.3 %		24,494
San Diego	7	748,038	96.3 %		17,937
TOTAL SHOPPING CENTER PORTFOLIO	**92**	**10,446,467**	**97.6 %**	**$**	**227,135**

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.
(2) These retailers are not tenants of ROIC.
* Denotes properties in same center pool for 2Q 2022.

-13-

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure
Quarter Ended June 30, 2022

Same-Center Cash Net Operating Income Analysis

(unaudited, dollars in thousands)

	Three Months Ended 06/30/22	Three Months Ended 06/30/21	Three Months Ended $ Change	Three Months Ended % Change	Six Months Ended 06/30/22	Six Months Ended 06/30/21	Six Months Ended $ Change	Six Months Ended % Change
Number of shopping centers included in same-center analysis (1)	85	85			85	85		
Same-center occupancy	97.6 %	97.0 %		0.6 %	97.6 %	97.0 %		0.6 %
REVENUES:								
Base rents	$ 51,589	$ 49,619	$ 1,970	4.0 %	$ 102,816	$ 99,069	$ 3,747	3.8 %
Percentage rent	142	(9)	151	(1,677.8) %	330	174	156	89.7 %
Recoveries from tenants	17,416	16,445	971	5.9 %	34,992	33,157	1,835	5.5 %
Other property income	825	445	380	85.4 %	1,854	554	1,300	234.7 %
Bad debt	(136)	127	(263)	(207.1) %	(700)	(1,425)	725	(50.9) %
TOTAL REVENUES	69,836	66,627	3,209	4.8 %	139,292	131,529	7,763	5.9 %
OPERATING EXPENSES:								
Property operating expenses	12,365	10,636	1,729	16.3 %	24,120	21,100	3,020	14.3 %
Property taxes	7,887	8,195	(308)	(3.8) %	16,094	16,604	(510)	(3.1) %
TOTAL OPERATING EXPENSES	20,252	18,831	1,421	7.5 %	40,214	37,704	2,510	6.7 %
SAME-CENTER CASH NET OPERATING INCOME	**$ 49,584**	**$ 47,796**	**$ 1,788**	**3.7 %**	**$ 99,078**	**$ 93,825**	**$ 5,253**	**5.6 %**

SAME-CENTER CASH NET OPERATING INCOME RECONCILIATION	Three Months Ended 06/30/22	Three Months Ended 06/30/21	Six Months Ended 06/30/22	Six Months Ended 06/30/21
GAAP Operating Income	$ 26,597	$ 32,022	$ 53,278	$ 54,476
Depreciation and amortization	24,350	23,507	48,112	46,547
General and administrative expenses	5,702	5,232	10,942	9,607
Other expense	488	331	667	484
Gain on sale of real estate	—	(9,460)	—	(9,460)
Straight-line rent	(915)	(294)	(1,366)	(312)
Amortization of above- and below-market rent	(3,254)	(2,214)	(6,311)	(4,446)
Property revenues and other expenses (2)	(265)	(52)	(589)	(181)
TOTAL COMPANY CASH NET OPERATING INCOME	52,703	49,072	104,733	96,715
Non Same-Center Cash NOI	(3,119)	(1,276)	(5,655)	(2,890)
SAME-CENTER CASH NET OPERATING INCOME	**$ 49,584**	**$ 47,796**	**$ 99,078**	**$ 93,825**

(1) Same centers are those properties which were owned for the entirety of the current and comparable prior year period.
(2) Includes anchor lease termination fees net of contractual amounts, if any, expense and recovery adjustments related to prior periods and other miscellaneous adjustments.

-14-

ROIC RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure Quarter Ended June 30, 2022 -15- Top Ten Tenants (dollars in thousands) Percent Number of Leased of Total Percent of Tenant Leases GLA Leased GLA ABR Total ABR 1 Albertsons / Safeway Supermarkets 20 1,002,931 9.9% $ 12,635 5.6% 2 Kroger Supermarkets 11 488,735 4.8% 7,538 3.3% 3 Save Mart Supermarkets 5 234,713 2.3% 3,495 1.5% 4 Rite Aid Pharmacy 14 263,390 2.6% 3,413 1.5% 5 JP Morgan Chase 21 94,681 0.9% 3,205 1.4% 6 Trader Joe’s 9 109,307 1.1% 3,166 1.4% 7 Grocery Outlet Supermarkets 10 225,004 2.2% 3,096 1.4% 8 Marshall’s / TJMaxx 6 178,195 1.8% 2,840 1.3% 9 Sprouts Markets 4 159,163 1.6% 2,747 1.2% 10 H-Mart Supermarkets 3 147,040 1.4% 2,684 1.2 % Top 10 Tenants Total 103 2,903,159 28.6% $ 44,819 19.8 % Other Tenants 1,891 7,278,768 71.4% 182,316 80.2 % Total Portfolio 1,994 10,181,927 100.0% $ 227,135 100.0%

Supplemental Disclosure
Quarter Ended June 30, 2022

Lease Expiration Schedule

(dollars in thousands)

Anchor Tenants [1]

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2022	—	—	— %	$ —	— %	$ —
2023	24	688,122	6.8 %	11,515	5.1 %	16.73
2024	15	519,675	5.1 %	8,471	3.7 %	16.30
2025	23	753,966	7.4 %	10,466	4.6 %	13.88
2026	24	784,371	7.7 %	10,196	4.5 %	13.00
2027	14	461,682	4.5 %	5,115	2.2 %	11.08
2028	19	716,549	7.0 %	12,043	5.3 %	16.81
2029	12	438,785	4.3 %	6,988	3.1 %	15.93
2030	7	242,126	2.4 %	3,828	1.7 %	15.81
2031	10	336,035	3.3 %	5,040	2.2 %	15.00
2032+	22	814,918	8.0 %	12,075	5.3 %	14.82
	170	5,756,229	56.5 %	$ 85,737	37.7 %	$ 14.89

Non-Anchor Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2022	128	203,106	2.0 %	$ 6,758	3.0 %	$ 33.27
2023	290	606,555	6.0 %	19,742	8.7 %	32.55
2024	291	648,852	6.4 %	20,429	9.0 %	31.48
2025	265	611,807	6.0 %	19,139	8.4 %	31.28
2026	265	616,521	6.1 %	20,054	8.8 %	32.53
2027	242	596,078	5.8 %	18,768	8.3 %	31.49
2028	72	212,003	2.1 %	7,457	3.3 %	35.17
2029	58	184,231	1.8 %	5,850	2.6 %	31.75
2030	47	147,272	1.4 %	5,161	2.3 %	35.05
2031	59	203,270	2.0 %	6,189	2.7 %	30.45
2032+	107	396,003	3.9 %	11,851	5.2 %	29.93
	1,824	4,425,698	43.5 %	$ 141,398	62.3 %	$ 31.95

All Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2022	128	203,106	2.0 %	$ 6,758	3.0 %	$ 33.27
2023	314	1,294,677	12.8 %	31,257	13.8 %	24.14
2024	306	1,168,527	11.5 %	28,900	12.7 %	24.73
2025	288	1,365,773	13.4 %	29,605	13.0 %	21.68
2026	289	1,400,892	13.8 %	30,250	13.3 %	21.59
2027	256	1,057,760	10.3 %	23,883	10.5 %	22.58
2028	91	928,552	9.1 %	19,500	8.6 %	21.00
2029	70	623,016	6.1 %	12,838	5.7 %	20.61
2030	54	389,398	3.8 %	8,989	4.0 %	23.09
2031	69	539,305	5.3 %	11,229	4.9 %	20.82
2032+	129	1,210,921	11.9 %	23,926	10.5 %	19.76
	1,994	10,181,927	100.0 %	$ 227,135	100.0 %	$ 22.31

(1) Anchor tenants are leases equal to or greater than 15,000 square feet.
(2) Does not assume exercise of renewal options.

-16-

Leasing Summary

Supplemental Disclosure
Quarter Ended June 30, 2022

	For the Three Months Ended June 30, 2022			For the Six Months Ended June 30, 2022		
New Leases	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	38	—	38	77	—	77
Gross Leasable Area (sq. ft.)	83,276	—	83,276	177,440	—	177,440
Initial Base Rent ($/sq. ft.) [(1)]	$ 28.66	$ —	$ 28.66	$ 28.40	$ —	$ 28.40
Tenant Improvements ($/sq. ft.)	$ 1.89	$ —	$ 1.89	$ 0.92	$ —	$ 0.92
Leasing Commissions ($/sq. ft.)	$ 2.01	$ —	$ 2.01	$ 1.76	$ —	$ 1.76
Weighted Average Lease Term (Yrs.) [(2)]	8.0	—	8.0	7.4	—	7.4

Renewals	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	51	4	55	112	9	121
Gross Leasable Area (sq. ft.)	92,603	121,862	214,465	214,772	322,168	536,940
Initial Base Rent ($/sq. ft.) [(1)]	$ 39.86	$ 21.30	$ 29.31	$ 38.25	$ 15.64	$ 24.68
Tenant Improvements ($/sq. ft.)	$ 2.73	$ —	$ 1.18	$ 1.20	$ —	$ 0.48
Leasing Commissions ($/sq. ft.)	$ —	$ —	$ —	$ —	$ —	$ —
Weighted Average Lease Term (Yrs.) [(2)]	5.6	4.3	4.8	5.4	6.2	5.8

Total	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	89	4	93	189	9	198
Gross Leasable Area (sq. ft.)	175,879	121,862	297,741	392,212	322,168	714,380
Initial Base Rent ($/sq. ft.) [(1)]	$ 34.55	$ 21.30	$ 29.13	$ 33.80	$ 15.64	$ 25.61
Tenant Improvements ($/sq. ft.)	$ 2.33	$ —	$ 1.38	$ 1.07	$ —	$ 0.59
Leasing Commissions ($/sq. ft.)	$ 0.95	$ —	$ 0.56	$ 0.80	$ —	$ 0.44
Weighted Average Lease Term (Yrs.) [(2)]	6.7	4.3	5.7	6.3	6.2	6.2

(1) Initial Base Rent is on a cash basis and is the initial contractual monthly rent, annualized.
(2) Does not assume exercise of renewal options.

-17-

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure
Quarter Ended June 30, 2022

Same-Space Comparative Leasing Summary

New Leases	For the Three Months Ended June 30, 2022 Non-Anchor	Anchor	Total	For the Six Months Ended June 30, 2022 Non-Anchor	Anchor	Total
Comparative # of Leases	20	—	20	43	—	43
Comparative GLA (sq. ft.) [1]	40,909	—	40,909	97,874	—	97,874
Prior Base Rent ($/sq. ft.) [2]	$ 27.46	$ —	$ 27.46	$ 27.07	$ —	$ 27.07
Initial Base Rent ($/sq. ft.)	$ 32.05	$ —	$ 32.05	$ 31.46	$ —	$ 31.46
Percentage Change in Base Rents	16.7 %	— %	16.7 %	16.2 %	— %	16.2 %
Tenant Improvements ($/sq. ft.)	$ 1.31	$ —	$ 1.31	$ 0.60	$ —	$ 0.60
Leasing Commissions ($/sq. ft.)	$ 1.65	$ —	$ 1.65	$ 1.50	$ —	$ 1.50
Weighted Average Lease Term (Yrs.) [3]	8.1	—	8.1	8.0	—	8.0

Renewals	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	51	4	55	112	9	121
Comparative GLA (sq. ft.)	92,603	121,862	214,465	214,772	322,168	536,940
Prior Base Rent ($/sq. ft.) [2]	$ 36.56	$ 18.92	$ 26.53	$ 35.40	$ 14.23	$ 22.70
Initial Base Rent ($/sq. ft.)	$ 39.86	$ 21.30	$ 29.31	$ 38.25	$ 15.64	$ 24.68
Percentage Change in Base Rents	9.0 %	12.6 %	10.5 %	8.1 %	9.9 %	8.8 %
Tenant Improvements ($/sq. ft.)	$ 2.73	$ —	$ 1.18	$ 1.20	$ —	$ 0.48
Leasing Commissions ($/sq. ft.)	$ —	$ —	$ —	$ —	$ —	$ —
Weighted Average Lease Term (Yrs.) [3]	5.6	4.3	4.8	5.4	6.2	5.8

Total	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	71	4	75	155	9	164
Comparative GLA (sq. ft.) [1]	133,512	121,862	255,374	312,646	322,168	634,814
Prior Base Rent ($/sq. ft.) [2]	$ 33.77	$ 18.92	$ 26.68	$ 32.79	$ 14.23	$ 23.37
Initial Base Rent ($/sq. ft.)	$ 37.46	$ 21.30	$ 29.75	$ 36.12	$ 15.64	$ 25.73
Percentage Change in Base Rents	10.9 %	12.6 %	11.5 %	10.2 %	9.9 %	10.1 %
Tenant Improvements ($/sq. ft.)	$ 2.30	$ —	$ 1.20	$ 1.01	$ —	$ 0.50
Leasing Commissions ($/sq. ft.)	$ 0.50	$ —	$ 0.26	$ 0.47	$ —	$ 0.23
Weighted Average Lease Term (Yrs.) [3]	6.3	4.3	5.4	6.2	6.2	6.2

(1) Comparative GLA includes spaces that were vacant for less than 12 months, excluding spaces that were not leased at the time of acquisition.
(2) Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed.
(3) Does not assume exercise of renewal options.

-18-

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure Quarter Ended June 30, 2022 -19- Leased vs. Billed Summary (dollars in thousands) 06/30/22 03/31/22 12/31/21 09/30/21 % leased at beginning of quarter 97.2% 97.5% 97.4% 96.9% % billed at beginning of quarter 92.6% 92.8% 92.8% 92.4 % ABR of new leases signed/not yet commenced - at beginning of quarter $ 9,603 $ 10,601 $ 10,075 $ 10,420 less: ABR of new leases commenced during quarter (2,726) (2,019) (1,998) (1,890) plus: ABR of new leases signed during quarter 1,044 1,021 2,524 1,545 ABR of new leases signed/not yet commenced - at end of quarter $ 7,921 $ 9,603 $ 10,601 $ 10,075 % leased at end of quarter 97.6% 97.2% 97.5% 97.4% % billed at end of quarter 93.7% 92.6% 92.8% 92.8 % ABR of new leases commenced during quarter - actual cash received $ 295 $ 380 $ 297 $ 298

Supplemental Disclosure Quarter Ended June 30, 2022 -20- Investor Information Retail Opportunity Investments Corp. Investor Relations: Transfer Agent: www.roireit.net Nicolette O'Leary Syed Hussaini NASDAQ: ROIC noleary@roireit.net Computershare 11250 El Camino Real, Suite 200 858.255.4913 syed.hussaini@computershare.com San Diego, CA 92130 Equity Research Coverage Bank of America Merrill Lynch Craig Schmidt 646.855.3640 Bank of Montreal John P. Kim 212.885.4115 Juan Sanabria 312.845.4074 Baird Wes Golladay 216.737.7510 BTIG Michael Gorman 212.738.6138 Capital One Securities, Inc. Chris Lucas 571.633.8151 Citi Michael Bilerman 212.816.1383 Craig Mailman 212.816.4471 Green Street Paulina Rojas Schmidt 949.640.8780 J.P. Morgan Michael W. Mueller 212.622.6689 Jefferies Linda Tsai 212.778.8011 KeyBanc Capital Markets Todd Thomas 917.368.2286 Raymond James RJ Milligan 908.447.4493 Fixed Income Research Coverage J.P. Morgan Mark Streeter 212.834.5086 Ratings Agency Coverage Fitch Ratings, Inc. William Kuo 609.658.7945 Moody’s Investors Service Juan Acosta 212.553.4849 S&P Global Ratings Michael Souers 212.438.2508